                                                                    Exhibit 99.1

                             LETTER OF TRANSMITTAL

                    QWEST COMMUNICATIONS INTERNATIONAL INC.

                               OFFER TO EXCHANGE
                 9.47% SERIES B SENIOR DISCOUNT NOTES DUE 2007
                      FOR ANY AND ALL OF ITS OUTSTANDING
                     9.47% SENIOR DISCOUNT NOTES DUE 2007
               PURSUANT TO THE PROSPECTUS, DATED JANUARY 8, 1998

   THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON FEBRUARY 9, 1998 UNLESS EXTENDED ("THE EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

             TO: Bankers Trust Company of New York, EXCHANGE AGENT

         BY MAIL:                  BY HAND:        BY OVERNIGHT MAIL OR COURIER:

  BT Services Tennessee,    Bankers Trust Company      BT Services Tennessee,
           Inc.              Corporate Trust and                Inc.
   Reorganization Unit           Agency Group           Corporate Trust and
     P.O. Box 292737      Receipt & Delivery Window         Agency Group
 Nashville, TN 37229-2737   123 Washington Street,      Reorganization Unit
                                  1st Floor           648 Grassmere Park Road
                              New York, NY 10006

                            For information, call:
                                (800) 735-7777
                           Confirm: (615) 835-3572
                             Fax: (615) 835-3701

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

  The undersigned acknowledges that he or she has received the Prospectus, dated January 8, 1998 (the "Prospectus"), of Qwest Communications International Inc., a Delaware corporation ("Qwest"), and this Letter of Transmittal (the "Letter"), which together constitute Qwest's offer (the "Exchange Offer") to exchange $1,000 principal amount of its 9.47% Series B Senior Discount Notes Due 2007 (the "Exchange Notes") for each $1,000 principal amount at maturity of its outstanding 9.47% Senior Discount Notes Due 2007 (the "Old Notes") of which $550,890,000 in aggregate principal amount at maturity are outstanding from the holders thereof.

  The Exchange Notes will bear interest at the same rate and on the same terms as the Old Notes. Consequently, interest on the Exchange Notes will accrue at the rate of 9.47% per annum and will be payable semiannually in arrears on April 1 and October 1 of each year, commencing October 1, 1997. Amortization of original issue discount on each Exchange Note will accrue from the date of original issue of the surrendered Old Note and interest, if any, on each Exchange Note will accrue from the last interest payment date on which interest was paid on the surrendered Old Note or, if no interest has been paid on such Old Note, from the date on which cash interest on such Old Note would begin to accrue. Consequently, Holders whose Old Notes are accepted for exchange will be deemed to have waived the right to receive any accrued but unpaid interest on the Old Notes.

  This Letter is to be completed by a holder of Old Notes either if certificates are to be forwarded herewith or if a tender of certificates for Old Notes, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus.

Holders of Old Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Old Notes into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Old Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1. Delivery of Documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

  Any beneficial owner whose Old Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender should contact such registered holder of Old Notes promptly and instruct such registered holder of Old Notes to tender on behalf of the beneficial owner. If such beneficial owner wishes to tender on its own behalf, such beneficial owner must, prior to completing and executing this Letter and delivering its Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such beneficial owner's name or obtain a properly completed power of attorney power from the registered holder of Old Notes. The transfer of record ownership may take considerable time.

  The undersigned has completed the appropriate boxes below and signed this letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

  List below the Old Notes to which this Letter relates. If the space provided below is inadequate, the certificate numbers and aggregate principal amount of the Old Notes should be listed on a separate signed schedule affixed hereto.

---------------------------------------------------------------------------------------
   DESCRIPTION OF OLD NOTES        (1)               (2)                    (3)
---------------------------------------------------------------------------------------
                                             AGGREGATE PRINCIPAL
  NAME(S) AND ADDRESS(ES) OF                  AMOUNT AT MATURITY    AGGREGATE PRINCIPAL
     REGISTERED HOLDER(S)      CERTIFICATE OF 9.47% SENIOR DISCOUNT       AMOUNT
  (PLEASE FILL IN, IF BLANK)   NUMBER(S)*       NOTES DUE 2007          TENDERED**
---------------------------------------------------------------------------------------
                               --------------------------------------------------------
                               --------------------------------------------------------
                               --------------------------------------------------------
                               --------------------------------------------------------
                               Total
---------------------------------------------------------------------------------------

 * Need not be completed if Old Notes are being tendered by book-entry transfer.
 ** Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Old Notes represented by the Old Notes indicated in column 2. See Instruction 2.

[_] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution ______________________________________________

    Account Number ___________________  Transaction Code Number ________________

[_] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE
    OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

    Names(s) of Registered Holder(s)           Window Ticket Number (if any)
    ______________________________________     _________________________________
    Date of Execution of Notice of             Name of Institution which
    Guaranteed Delivery                        guaranteed delivery

    ______________________________________     _________________________________

    IF DELIVERED BY BOOK-ENTRY TRANSFER, COMPLETE THE FOLLOWING:

    Account Number __________________________

    Transaction Code Number _________________

[_] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE ADDITIONAL COPIES
    OF THE PROSPECTUS AND COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

    Name: ___________________________________

    Address: ________________________________

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

    Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to Qwest the aggregate specified amount of Old Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, Qwest all right, title and interest in and to such Old Notes as are being tendered hereby, and hereby appoints the Exchange Agent as the true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as agent of Qwest) of such holder of Old Notes, (i) to transfer ownership of such Old Notes on the account books maintained by The Depositary Trust Company (together, in any such case, with all accompanying evidences of transfer and authenticity) to Qwest and (ii) to receive all benefits and otherwise exercise all rights and incidents of beneficial ownership with respect to such Old Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

    The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that Qwest will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same is accepted by Qwest. The undersigned hereby further represents that any Exchange Notes acquired in exchange for Old Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the undersigned, that neither the holder of such Old Notes nor any such other person has an arrangement or understanding with any person to participate in the distribution of such Exchange Notes and that neither the holder of such Old Notes nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act of 1933, as amended (the "Securities Act"), of Qwest.

    The undersigned also acknowledges that this Exchange Offer is being made based on interpretations by the staff of the Securities and Exchange Commission (the "Commission") which lead Qwest to believe that the Exchange Notes issued in exchange for the Old Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of Qwest within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holders' business and such holders have no arrangement with any person to participate in the distribution of such Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Old Notes, it represents that the Old Notes to be exchanged for the Exchange Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes pursuant to the Exchange Offer; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. If any holder is an affiliate of Qwest or is engaged in or has any arrangement or understanding with respect to the distribution of the Exchange Notes to be acquired pursuant to the Exchange Offer, such holder (i) could not rely on the applicable interpretations of the staff of the Commission and (ii) must comply with the registration and prospectus delivery requirements of the Securities Act.

  The undersigned will, upon request, execute and deliver any additional documents deemed by Qwest to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer--Withdrawal Rights" section of the Prospectus.

  Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please deliver the Old Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Old Notes, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the Exchange Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Old Notes."

  THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD NOTES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOX ABOVE.


    SPECIAL ISSUANCE INSTRUCTIONS            SPECIAL DELIVERY INSTRUCTIONS
      (SEE INSTRUCTIONS 3 AND 4)               (SEE INSTRUCTIONS 3 AND 4)

   To be completed ONLY if                   To be completed ONLY if
 certificates for Old Notes not            certificates for Old Notes not
 exchanged and/or Exchange Notes           exchanged and/or Exchange Notes
 are to be issued in the name of           are to be sent to someone other
 and sent to someone other than            than the person or persons whose
 the person or persons whose               signature(s) appear(s) on this
 signature(s) appear(s) on this            Letter above or to such person or
 Letter above, or if Old Notes             persons at an address other than
 delivered by book-entry transfer          shown in the box entitled
 which are not accepted for                "Description of Old Notes" on
 exchange are to be returned by            this Letter above.
 credit to an account maintained
 at the Book-Entry Transfer                Mail: Exchange Notes and/or Old
 Facility other than the account           Notes to:
 indicated above.
                                           Name(s) __________________________
 Issue: Exchange Notes and/or Old Notes to:          (PLEASE TYPE OR PRINT)

 Name(s) __________________________        ----------------------------------
       (PLEASE TYPE OR PRINT)                    (PLEASE TYPE OR PRINT)

 __________________________________        Address __________________________
       (PLEASE TYPE OR PRINT)
                                           ----------------------------------
 Address __________________________                   (ZIP CODE)

 __________________________________
             (ZIP CODE)

   (COMPLETE SUBSTITUTE FORM W-9)

 [_] Credit unexchanged Old Notes
     delivered by book-entry trans-
     fer to the Book-Entry Transfer
     Facility set forth below.
 __________________________________
   (BOOK-ENTRY TRANSFER FACILITY
   ACCOUNT NUMBER, IF APPLICABLE)

  IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATES FOR OLD NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                  CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

                               PLEASE SIGN HERE
                  (TO BE COMPLETED BY ALL TENDERING HOLDERS)

          (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9 ON REVERSE SIDE)

Dated: ___________________________________________________________________ 1998

X ________________________________________________________________________ 1998

X ________________________________________________________________________ 1998
     SIGNATURE(S) OF OWNER             DATE

Area Code and telephone Number ________________________________________________

  If a holder is tendering any Old Notes, this Letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Old Notes or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s): _______________________________________________________________________

         _______________________________________________________________________
                              (PLEASE TYPE OR PRINT)

Capacity:_______________________________________________________________________

Address: _______________________________________________________________________

         _______________________________________________________________________
                               (INCLUDING ZIP CODE)

                              SIGNATURE GUARANTEE
                          (REQUIRED BY INSTRUCTION 3)

Signature(s) Guaranteed by
an Eligible Institution: ______________________________________________________
                                         (AUTHORIZED SIGNATURE)

_______________________________________________________________________________
                                    (TITLE)

_______________________________________________________________________________
                                (NAME AND FIRM)

Dated: _________________________________________________________________ , 1997

                                 INSTRUCTIONS

       FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER OF
                 9.47% SERIES B SENIOR DISCOUNT NOTES DUE 2007
                      FOR ANY AND ALL OF ITS OUTSTANDING
                     9.47% SENIOR DISCOUNT NOTES DUE 2007
                  OF QWEST COMMUNICATIONS INTERNATIONAL INC.

1.DELIVERY OF THIS LETTER AND OLD NOTES; GUARANTEED DELIVERY PROCEDURES.

  This letter is to be completed by securityholders either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offer--Book-Entry Transfer" section of the Prospectus. Certificates for all physically tendered Old Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter (or manually signed facsimile hereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below.

  Securityholders whose certificates for Old Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Old Notes pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution, (ii) prior to the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter (or a facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form provided by Qwest (by telegram, telex, facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Old Notes and the amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that within five Nasdaq National Market trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Old Notes, or a Book-Entry Confirmation, and any other documents required by the Letter will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically tendered Old Notes, in proper form for transfer, or Book-Entry Confirmation, as the case may be, and all other documents required by this Letter, are received by the Exchange Agent within five Nasdaq National Market trading days after the date of execution of the Notice of Guaranteed Delivery.

  The method of delivery of this Letter, the Old Notes and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Old Notes are sent by mail, it is suggested that registered mail, properly insured, with return receipt requested, be used and that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date.

  See "The Exchange Offer" section of the Prospectus.

2. PARTIAL TENDERS (NOT APPLICABLE TO SECURITYHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER).

  If less than all of the Old Notes evidenced by a submitted certificate is to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Old Notes to be tendered in the box above entitled "Description of Old Notes--Aggregate Amount Tendered." A reissued certificate representing the balance of nontendered Old Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter, promptly after the Expiration Date. ALL OF THE OLD NOTES DELIVERED TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED.

3. SIGNATURES ON THIS LETTER; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

  If this Letter is signed by the registered holder of the Old Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

  If any tendered Old Notes are owned of record by two or more joint owners, all of such owners must sign this Letter.

  If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

  When this Letter is signed by the registered holder or holders of the Old Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the Exchange Notes are to be issued, or any untendered Old Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) must be guaranteed by an Eligible Institution.

  If this Letter is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s) and signatures on such certificate(s) must be guaranteed by an Eligible Institution.

  If this Letter or any or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by Qwest, proper evidence satisfactory to Qwest of their authority to so act must be submitted.

  ENDORSEMENTS ON CERTIFICATES FOR OLD NOTES OR SIGNATURES ON BOND POWERS REQUIRED BY THIS INSTRUCTION 3 MUST BE GUARANTEED BY A FIRM WHICH IS A MEMBER OF A REGISTERED NATIONAL SECURITIES EXCHANGE OR A MEMBER OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. OR BY A COMMERCIAL BANK OR TRUST COMPANY HAVING AN OFFICE OR CORRESPONDENT IN THE UNITED STATES (AN "ELIGIBLE INSTITUTION").

  SIGNATURES ON THIS LETTER NEED NOT BE GUARANTEED BY AN ELIGIBLE INSTITUTION, PROVIDED THE OLD NOTES ARE TENDERED: (I) BY A REGISTERED HOLDER OF OLD NOTES (WHICH TERM, FOR PURPOSES OF THE EXCHANGE OFFER, INCLUDES ANY PARTICIPANT IN THE BOOK-ENTRY TRANSFER FACILITY SYSTEM WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE HOLDER OF SUCH OLD NOTES) WHO HAS NOT COMPLETED THE BOX ENTITLED "SPECIAL ISSUANCE INSTRUCTIONS" OR "SPECIAL DELIVERY INSTRUCTIONS" ON THIS LETTER, OR (II) FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION.

4.SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

  Tendering holders of Old Notes should indicate in the applicable box the name and address to which Exchange Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Old Notes not exchange are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Securityholders tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such securityholder may designate hereon. If no such instructions are given, such Old Notes not exchanged will be returned to the name or address of the person signing this Letter.

5.TRANSFER TAXES.

  Qwest will pay all transfer taxes, if any, applicable to the transfer of Old Notes to it or its order pursuant to the Exchange Offer. If, however, Exchange Notes and/or substitute Old Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Old Notes to Qwest or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

  EXCEPT AS PROVIDED IN THIS INSTRUCTION 5, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE OLD NOTES SPECIFIED IN THIS LETTER.

6.WAIVER OF CONDITIONS.

  Qwest reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

7.NO CONDITIONAL TENDERS.

  No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old Notes, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Old Notes for exchange.

  Neither Qwest, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Old Notes nor shall any of them incur any liability for failure to give any such notice.

8.MUTILATED, LOST, STOLEN OR DESTROYED OLD NOTES.

  Any holder whose Old Notes has been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

9.REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

  Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, may be directed to the Exchange Agent, at the address and telephone number indicated above.

                           IMPORTANT TAX INFORMATION

  Under U.S. federal income tax law, a Holder or such Holder's assignee (in either case, the "Payee") who exchanges Old Notes for Exchange Notes is required to provide the Depositary with such Payee's current TIN on Substitute Form W-9 below, or otherwise establish a basis for exemption from backup withholding. If such Payee is an individual, the TIN is his or her Social Security number. If the Depositary is not provided with the correct TIN, the Payee may be subject to a $50 penalty imposed by the Internal Revenue Service and to 31 percent backup withholding tax.

  Certain Payees (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt Payees should indicate their exempt status on Substitute Form W-9. In order for a foreign individual to qualify as an exempt recipient, that Payee must submit to the Depositary a properly completed Internal Revenue Service Form W-8 "Certificate of Foreign Status" (a "Form W-8"), signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

  If backup withholding applies, the Depositary is required to withhold 31 percent of any payment made to the Payee with respect to the Exchange Notes. Backup withholding is not an additional tax. Rather, the U.S. federal income tax liability of a Payee subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

Purpose of Substitute Form W-9

  To prevent backup withholding on any payment made to a Payee with respect to the Exchange Notes, the Payee is required to notify the Depositary of the Payee's current TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such Payee is awaiting a TIN), and that (i) the Payee is exempt from backup withholding, (ii) the Payee has not been notified by the Internal Revenue Service that the Payee is subject to backup withholding as a result of failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the Payee that the Payee is no longer subject to backup withholding.

What Number to Give the Depositary

  The Payee is required to give the Depositary the TIN (i.e., Social Security number or Employer identification number) of the record owner of the Exchange Notes. If the Exchange Notes are registered in more than one name or are not registered in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

                   TO BE COMPLETED BY ALL TENDERING HOLDERS
             PAYOR'S NAME: QWEST COMMUNICATIONS INTERNATIONAL INC.


--------------------------------------------------------------------------------
                        PART I--TAXPAYER
 SUBSTITUTE             IDENTIFICATION NUMBER--        ----------------------
 FORM W-9               PLEASE PROVIDE YOUR TIN IN     Social security number
                        THE BOX AT RIGHT AND
                        CERTIFY BY SIGNING AND                   OR
                        DATING BELOW.
                                                       -----------------------
                        CHECK THIS BOX IF YOU ARE      Employer identification
                        EXEMPT FROM BACKUP                     number
                        WITHHOLDING.             [_]

                        -------------------------------------------------------
                        PART II--CERTIFICATION--I certify, under penalties of
                        perjury, that: (i) the number shown above on this
 DEPARTMENT OF          form is my correct TIN (or I am waiting for a TIN to
 THE TREASURY INTERNAL  be issued to me) and (ii) I am not subject to backup
 REVENUE SERVICE        withholding under the provisions of section
                        3406(a)(1)(c) of the Internal Revenue Code because
                        (A) I am exempt from backup withholding, (B) I have not been notified by the Internal Revenue Service that I am subject to backup withholding as a result of a failure to report all interest or dividends, or
                        (C) the Internal Revenue Service has notified me that I am no longer subject to backup withholding.

                        CERTIFICATE INSTRUCTIONS--You must cross out Item
                        (ii) above if you have been notified by the Internal Revenue Service that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the Internal Revenue Service that you were subject to backup withholding, you received another notification from the Internal Revenue Service stating that you are no longer subject to backup withholding, do not cross out Item (ii) above.

 PAYOR'S REQUEST FOR    Signature: ___________________________________
 TAXPAYER               Date: ________________________________________
 IDENTIFICATION         Name: ________________________________________
 NUMBER (TIN)                              (Please Print)

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                        PART III--CERTIFICATION OF PAYEE AWAITING TAXPAYER
                        IDENTIFICATION NUMBER--I certify, under penalties of perjury, that a TIN has not been issued to me, and either (i) I have mailed or delivered an application to receive a TIN to the appropriate Internal Revenue Service Center or Social Security Administration Office or (ii) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment, 31 percent of all payments made to me on account of the Exchange Notes will be withheld until I provide a TIN to the Exchange Agent and that, if I do not provide my TIN within sixty (60) days, such withheld amounts shall be remitted to the Internal Revenue Service as backup withholding and 31 percent of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a TIN.

                        Signature: ___________________________________
                        Date: ________________________________________
                        Name: ________________________________________
                                        (Please Print)
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NOTE:  FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY
       IMPOSED BY THE INTERNAL REVENUE SERVICE AND BACKUP WITHHOLDING OF 31 PERCENT OF ANY CASH PAYMENTS MADE TO YOU WITH RESPECT TO THE EXCHANGE NOTES. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.